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                                                                   Exhibit 10.5

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                  FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 12, 1998, among BIG FLOWER PRESS HOLDINGS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NT & SA and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Agents (the "Co-Agents"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement as amended hereby.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of June 12, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

I.       Amendments to Credit Agreement.

                  1. The Banks hereby acknowledge and agree that the reference to "March 31, 1998" appearing in clause (z) of the proviso to Section 1 of the Third Amendment (as defined below) shall be deemed to be "April 30, 1998".

                  2. Section 10.12 of the Credit Agreement is hereby amended by
(i) inserting the text ", liabilities and/or Indebtedness under the Lease Documents consisting of a performance guaranty of the obligations of the Special Purpose Leasing Trust under the covenants contained in the Lease Documents" immediately after the text "the Parent Rights Plan" appearing in clause (i) of said Section and (ii) inserting the text ", the Lease Documents" immediately after the text "Convertible QUIPS Documents" appearing in clause (z) of the proviso to clause (i) of said Section.

                  3. Section 11 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

                  "Lease Documents" shall have the meaning provided in the Third

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Amendment.

                  "Third Amendment" shall mean the Third Amendment to the Credit Agreement, dated as of January 14, 1998.

II.      Miscellaneous Provisions.

                  I. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date, both before and immediately after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  6. From and after the Fourth Amendment Effective Date, all references in


                                       2
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the Credit Agreement and each of the other Credit Documents to the
Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

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                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                       BIG FLOWER PRESS HOLDINGS, INC.

                                       By--------------------------------------
                                         Title:


                                       BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                       By--------------------------------------
                                         Title:


                                       CREDIT SUISSE FIRST BOSTON,
                                        Individually

                                       By--------------------------------------
                                         Title:

                                       By--------------------------------------
                                         Title:


                                       CREDIT SUISSE FIRST BOSTON,
                                        as Documentation Agent

                                       By--------------------------------------
                                         Title:

                                       By--------------------------------------
                                         Title:
                                       ABN AMRO BANK N.V.,

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                                       NEW YORK BRANCH

                                       By--------------------------------------
                                         Title:

                                       By--------------------------------------
                                         Title:


                                           ALLIED IRISH BANK

                                       By--------------------------------------
                                         Title:


                                       BANK OF AMERICA NT & SA

                                       By--------------------------------------
                                         Title:


                                       BANKBOSTON, N.A.

                                       By--------------------------------------
                                         Title:


                                       BANK OF MONTREAL

                                       By--------------------------------------
                                         Title:

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                                       THE BANK OF NEW YORK

                                       By--------------------------------------
                                         Title:


                                       BANQUE PARIBAS

                                       By--------------------------------------
                                         Title:


                                       CORESTATES BANK, N.A.

                                       By--------------------------------------
                                         Title:


                                       CAISSE NATIONALE DE CREDIT

                                     AGRICOLE

                                       By--------------------------------------
                                         Title:


                                           CITY NATIONAL BANK

                                       By--------------------------------------
                                         Title:

                                       CREDIT LYONNAIS NEW YORK
                                     BRANCH

                                       By--------------------------------------
                                         Title:


                                       DAI-ICHI KANGYO BANK, LIMITED

                                       By--------------------------------------
                                         Title:


                                       DRESDNER BANK AG, NEW YORK
                                     AND GRAND CAYMAN BRANCHES

                                       By--------------------------------------
                                         Title:

                                       By--------------------------------------
                                         Title:


                                       THE FUJI BANK, LIMITED
                                        NEW YORK BRANCH

                                       By--------------------------------------
                                         Title:

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                                       GIROCREDIT BANK AG DER
                                        SPARKASSEN, GRAND CAYMAN
                                        ISLAND BRANCH

                                       By--------------------------------------
                                         Title:

                                       By--------------------------------------
                                         Title:


                                               IMPERIAL BANK

                                       By--------------------------------------
                                         Title:


                                       THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED

                                       By--------------------------------------
                                         Title:


                                       THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD. NEW YORK BRANCH

                                       By--------------------------------------
                                         Title:

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                                       NATIONSBANK, N.A.

                                       By--------------------------------------
                                         Title:


                                       SUMITOMO BANK OF CALIFORNIA

                                       By--------------------------------------
                                         Title:


                                       THE TOKAI BANK, LIMITED

                                       By--------------------------------------
                                         Title:


                                       TOYO TRUST & BANKING CO., LTD

                                       By--------------------------------------
                                         Title:


            UNION BANK OF CALIFORNIA, N.A.

                                       By--------------------------------------
                                         Title:


                                       THE YASUDA TRUST & BANKING
                                       CO., LTD., NY BRANCH

                                       By--------------------------------------
                                         Title:

                                       BANK POLSKA KASA OPIEKI, S.A.

                                       By--------------------------------------
                                         Title:

                                       10